SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 12, 2003


                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                    001-16533                 63-1261433
(State of Incorporation)      (Commission File No.)     (IRS Employer I.D. No.)



    100 Brookwood Place, Birmingham, Alabama                        35209
     (Address of Principal Executive Office)                     (Zip code)




       Registrant's telephone number, including area code: (205) 877-4400


Item 12.  Results of Operations and Financial Condition.

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On November 12, 2003, ProAssurance Corporation. issued a news release announcing its financial results for its quarter ended September 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

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

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2003

                                 PROASSURANCE CORPORATION


                                 By: /s/ Howard H. Friedman


                                 --------------------------------------
                                          Howard H. Friedman
                                        Chief Financial Officer

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